Supplement to the
Strategic Advisers® International Fund
April 29, 2019
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)(a)	0.41%
Distribution and/or Service (12b-1) fees	None
Other expenses(b)	0.01%
Acquired fund fees and expenses	0.45%
Total annual operating expenses(c),(b)	0.87%
Fee waiver and/or expense reimbursement(a)	0.25%
Total annual operating expenses after fee waiver and/or expense reimbursement(c),(b)	0.62%

(a)  Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2021, and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

(b)  Based on historical expenses, adjusted to reflect current fees.

(c)  Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus in part because of acquired fund fees and expenses.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

1 year	$63
3 years	$224
5 years	$430
10 years	$1,023

The following information replaces the similar information found in the “Fund Summary” section under the “Investment Adviser” heading.

Strategic Advisers (the Adviser) is the fund's manager. Arrowstreet Capital, Limited Partnership (Arrowstreet), Causeway Capital Management LLC (Causeway), FIAM LLC (FIAM), FIL Investment Advisors (FIA), Geode Capital Management, LLC (Geode), Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe Price), Thompson, Siegel & Walmsley, LLC (TSW), and William Blair Investment Management, LLC (William Blair) have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)) has been retained to serve as a sub-subadviser for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements similar information found in the “Fund Management” section under the “Sub-Adviser(s)” heading.

T. Rowe Price, at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of June 30, 2019, T. Rowe Price had approximately $1.125 trillion in assets under management.

SIT-19-01 1.923440.112	September 27, 2019